AMENDMENT NO. 7

TO THIRD AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

This Amendment No. 7 (the “Amendment”) to the Third Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (Invesco Sector Funds) (the “Trust”) amends, effective May 15, 2020, the Third Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to remove Invesco Gold & Precious Metals Fund;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 15, 2020.

By:	/s/ Jeffrey H. Kupor
Names: Jeffrey H. Kupor
Title: Secretary, Senior Vice President and
Chief Legal Officer

EXHIBIT 1

“SCHEDULE A

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco American Value Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Comstock Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Comstock Select Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Dividend Income Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares
Investor Class Shares

Invesco Energy Fund	Class A Shares
Class C Shares
Class R5 Shares
Class Y Shares
Investor Class Shares

Invesco Oppenheimer Gold & Special Minerals Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Small Cap Value Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares

Invesco Technology Fund	Class A Shares
Class C Shares
Class R5 Shares
Class Y Shares
Investor Class Shares

Invesco Value Opportunities Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class Y Shares”